Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP & Treasurer
(770) 418-8219
ir@asburyauto.com

ASBURY AUTOMOTIVE GROUP ANNOUNCES
THIRD QUARTER 2017 FINANCIAL RESULTS

Duluth, GA, October 24, 2017 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., reported net income for the third quarter 2017 of $30.7 million, or $1.48 per diluted share.
During the quarter, we had two non-recurring events that negatively impacted our results. First, our dealerships in Florida, Georgia, and Houston, Texas had various levels of business interruption due to Hurricanes Irma and Harvey. We believe the net impact of the hurricanes was a reduction in earnings of at least $0.10 per diluted share. Second, the CEO transition announced in August resulted in an accounting charge of $0.05 per diluted share. We did not adjust our earnings for the above events.

“Our team did an outstanding job managing through the tragic storms that we experienced this quarter. Due to their efforts we were able to limit the storms’ impact on our business,” said Craig Monaghan, Asbury's President and Chief Executive Officer.
“Despite the hurricanes, we were able to grow our F&I and parts and service business,” said Asbury's Executive Vice President and Chief Operating Officer, David Hult. “This together with strong expense control helped us improve our industry-leading operating margin to 4.4% for the quarter.”
For the nine-month period ended September 30, 2017, the Company reported net income of $96.6 million, or $4.60 per diluted share.
Additional commentary regarding the third quarter results will be provided during the earnings conference call on October 24 at 10:00 a.m. The conference call will be simulcast live on the internet and can be accessed at www.asburyauto.com or www.ccbn.com. A replay will be available at these sites for 30 days.
In addition, a live audio of the call will be accessible to the public by calling (800) 239-9838 (domestic), or (323) 794-2551 (international); passcode - 6516255. Callers should dial in approximately 5 to 10 minutes before the call begins.
A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 6516255.

About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. ("Asbury"), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S. Asbury currently operates 80 dealerships, consisting of 94 franchises, representing 29 domestic and foreign brands of vehicles. Asbury also operates 24 collision repair centers. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2017	2016
REVENUE:
New vehicle	$881.6	$940.9	$(59.3)	(6)%
Used vehicle:
Retail	400.1	423.3	(23.2)	(5)%
Wholesale	55.5	53.1	2.4	5%
Total used vehicle	455.6	476.4	(20.8)	(4)%
Parts and service	197.2	200.4	(3.2)	(2)%
Finance and insurance, net	67.7	65.4	2.3	4%
TOTAL REVENUE	1,602.1	1,683.1	(81.0)	(5)%
GROSS PROFIT:
New vehicle	41.0	47.5	(6.5)	(14)%
Used vehicle:
Retail	28.9	31.9	(3.0)	(9)%
Wholesale	(0.1)	(2.1)	2.0	95%
Total used vehicle	28.8	29.8	(1.0)	(3)%
Parts and service	122.8	123.0	(0.2)	—%
Finance and insurance, net	67.7	65.4	2.3	4%
TOTAL GROSS PROFIT	260.3	265.7	(5.4)	(2)%
OPERATING EXPENSES:
Selling, general and administrative	182.5	185.7	(3.2)	(2)%
Depreciation and amortization	8.1	7.8	0.3	4%
Other operating expenses, net	—	1.5	(1.5)	(100)%
INCOME FROM OPERATIONS	69.7	70.7	(1.0)	(1)%
OTHER EXPENSES:
Floor plan interest expense	5.8	5.0	0.8	16%
Other interest expense, net	13.4	13.2	0.2	2%
Swap interest expense	0.4	0.8	(0.4)	(50)%
Total other expenses, net	19.6	19.0	0.6	3%
INCOME BEFORE INCOME TAXES	50.1	51.7	(1.6)	(3)%
Income tax expense	19.4	19.3	0.1	1%
NET INCOME	$30.7	$32.4	$(1.7)	(5)%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$1.49	$1.47	$0.02	1%
Diluted—
Net income	$1.48	$1.47	$0.01	1%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	20.6	22.0	(1.4)	(6)%
Restricted stock	0.1	—	0.1	—%
Performance share units	0.1	0.1	—	—%
Diluted	20.8	22.1	(1.3)	(6)%

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2017	2016
Unit sales
New vehicle:
Luxury	5,499	6,061	(562)	(9)%
Import	14,997	15,522	(525)	(3)%
Domestic	4,691	5,232	(541)	(10)%
Total new vehicle	25,187	26,815	(1,628)	(6)%
Used vehicle retail	18,777	20,030	(1,253)	(6)%
Used to new ratio	74.6%	74.7%	(10) bps
Average selling price
New vehicle	$35,002	$35,089	$(87)	—%
Used vehicle retail	21,308	21,133	175	1%
Average gross profit per unit
New vehicle:
Luxury	$3,364	$3,432	$(68)	(2)%
Import	960	1,179	(219)	(19)%
Domestic	1,727	1,606	121	8%
Total new vehicle	1,628	1,771	(143)	(8)%
Used vehicle	1,539	1,593	(54)	(3)%
Finance and insurance, net	1,540	1,396	144	10%
Front end yield (1)	3,130	3,091	39	1%
Gross margin
New vehicle:
Luxury	6.4%	6.5%	(10) bps
Import	3.5%	4.3%	(80) bps
Domestic	4.5%	4.3%	20 bps
Total new vehicle	4.7%	5.0%	(30) bps
Used vehicle retail	7.2%	7.5%	(30) bps
Parts and service	62.3%	61.4%	90 bps
Total gross profit margin	16.2%	15.8%	40 bps
SG&A metrics
Rent expense	$6.5	$7.6	$(1.1)	(14)%
Total SG&A as a percentage of gross profit	70.1%	69.9%	20 bps
SG&A, excluding rent expense as a percentage of gross profit	67.6%	67.0%	60 bps
Operating metrics
Income from operations as a percentage of revenue	4.4%	4.2%	20 bps
Income from operations as a percentage of gross profit	26.8%	26.6%	20 bps
Adjusted income from operations as a percentage of revenue	4.4%	4.3%	10 bps
Adjusted income from operations as a percentage of gross profit	26.8%	27.3%	(50) bps
Revenue mix
New vehicle	55.0%	55.9%
Used vehicle retail	25.0%	25.1%
Used vehicle wholesale	3.5%	3.2%
Parts and service	12.3%	11.9%
Finance and insurance	4.2%	3.9%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	15.8%	17.9%
Used vehicle retail	11.0%	12.0%
Used vehicle wholesale	—%	(0.8)%
Parts and service	47.2%	46.3%
Finance and insurance	26.0%	24.6%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2017	2016
Revenue
New vehicle:
Luxury	$288.3	$310.3	$(22.0)	(7)%
Import	406.7	410.8	(4.1)	(1)%
Domestic	159.1	183.6	(24.5)	(13)%
Total new vehicle	854.1	904.7	(50.6)	(6)%
Used Vehicle:
Retail	386.0	396.9	(10.9)	(3)%
Wholesale	52.8	50.2	2.6	5%
Total used vehicle	438.8	447.1	(8.3)	(2)%
Parts and service	193.6	191.4	2.2	1%
Finance and insurance	65.5	62.3	3.2	5%
Total revenue	$1,552.0	$1,605.5	$(53.5)	(3)%

Gross profit
New vehicle:
Luxury	$18.5	$20.2	$(1.7)	(8)%
Import	14.5	17.8	(3.3)	(19)%
Domestic	6.9	8.0	(1.1)	(14)%
Total new vehicle	39.9	46.0	(6.1)	(13)%
Used Vehicle:
Retail	27.5	30.4	(2.9)	(10)%
Wholesale	—	(2.1)	2.1	100%
Total used vehicle	27.5	28.3	(0.8)	(3)%
Parts and service:
Customer pay	66.8	64.2	2.6	4%
Warranty	20.3	19.3	1.0	5%
Wholesale parts	5.2	4.8	0.4	8%
Parts and service, excluding reconditioning and preparation	92.3	88.3	4.0	5%
Reconditioning and preparation	28.1	29.3	(1.2)	(4)%
Total parts and service	120.4	117.6	2.8	2%
Finance and insurance	65.5	62.3	3.2	5%
Total gross profit	$253.3	$254.2	$(0.9)	—%

SG&A expense	$177.1	$176.6	$0.5	—%
SG&A expense as a percentage of gross profit	69.9%	69.5%	40 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2017	2016
Unit sales
New vehicle:
Luxury	5,499	5,913	(414)	(7)%
Import	14,753	14,969	(216)	(1)%
Domestic	4,103	4,899	(796)	(16)%
Total new vehicle	24,355	25,781	(1,426)	(6)%
Used vehicle retail	17,993	18,558	(565)	(3)%
Used to new ratio	73.9%	72.0%	190 bps

Average selling price
New vehicle	$35,069	$35,092	$(23)	—%
Used vehicle retail	21,453	21,387	66	—%

Average gross profit per unit
New vehicle:
Luxury	$3,364	$3,416	$(52)	(2)%
Import	983	1,189	(206)	(17)%
Domestic	1,682	1,633	49	3%
Total new vehicle	1,638	1,784	(146)	(8)%
Used vehicle retail	1,528	1,638	(110)	(7)%
Finance and insurance, net	1,547	1,405	142	10%
Front end yield (1)	3,138	3,128	10	—%

Gross margin
New vehicle:
Luxury	6.4%	6.5%	(10) bps
Import	3.6%	4.3%	(70) bps
Domestic	4.3%	4.4%	(10) bps
Total new vehicle	4.7%	5.1%	(40) bps
Used vehicle retail	7.1%	7.7%	(60) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.7%	46.1%	160 bps
Parts and service, including reconditioning and preparation	62.2%	61.4%	80 bps
Total gross profit margin	16.3%	15.8%	50 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2017	2016
REVENUE:
New vehicle	$2,597.0	$2,676.3	$(79.3)	(3)%
Used vehicle:
Retail	1,245.7	1,254.7	(9.0)	(1)%
Wholesale	150.9	152.8	(1.9)	(1)%
Total used vehicle	1,396.6	1,407.5	(10.9)	(1)%
Parts and service	589.5	584.9	4.6	1%
Finance and insurance, net	202.5	192.6	9.9	5%
TOTAL REVENUE	4,785.6	4,861.3	(75.7)	(2)%
GROSS PROFIT:
New vehicle	122.4	139.7	(17.3)	(12)%
Used vehicle:
Retail	94.4	101.4	(7.0)	(7)%
Wholesale	1.0	(1.6)	2.6	163%
Total used vehicle	95.4	99.8	(4.4)	(4)%
Parts and service	367.2	362.0	5.2	1%
Finance and insurance, net	202.5	192.6	9.9	5%
TOTAL GROSS PROFIT	787.5	794.1	(6.6)	(1)%
OPERATING EXPENSES:
Selling, general and administrative	549.2	549.2	—	—%
Depreciation and amortization	24.0	23.0	1.0	4%
Other operating expenses, net	0.7	4.2	(3.5)	(83)%
INCOME FROM OPERATIONS	213.6	217.7	(4.1)	(2)%
OTHER EXPENSES:
Floor plan interest expense	17.1	14.4	2.7	19%
Other interest expense, net	40.2	40.0	0.2	1%
Swap interest expense	1.6	2.4	(0.8)	(33)%
Total other expenses, net	58.9	56.8	2.1	4%
INCOME BEFORE INCOME TAXES	154.7	160.9	(6.2)	(4)%
Income tax expense	58.1	60.8	(2.7)	(4)%
NET INCOME	$96.6	$100.1	$(3.5)	(3)%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$4.64	$4.39	$0.25	6%
Diluted—
Net income	$4.60	$4.37	$0.23	5%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	20.8	22.8	(2.0)	(9)%
Restricted stock	0.1	—	0.1	—%
Performance share units	0.1	0.1	—	—%
Diluted	21.0	22.9	(1.9)	(8)%

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2017	2016
Unit sales
New vehicle:
Luxury	16,117	17,469	(1,352)	(8)%
Import	43,504	43,814	(310)	(1)%
Domestic	14,163	15,326	(1,163)	(8)%
Total new vehicle	73,784	76,609	(2,825)	(4)%
Used vehicle retail	59,107	59,378	(271)	—%
Used to new ratio	80.1%	77.5%	260 bps
Average selling price
New vehicle	$35,197	$34,935	$262	1%
Used vehicle retail	21,075	21,131	(56)	—%
Average gross profit per unit
New vehicle:
Luxury	$3,394	$3,515	$(121)	(3)%
Import	984	1,207	(223)	(18)%
Domestic	1,758	1,657	101	6%
Total new vehicle	1,659	1,824	(165)	(9)%
Used vehicle	1,597	1,708	(111)	(6)%
Finance and insurance, net	1,524	1,416	108	8%
Front end yield (1)	3,155	3,189	(34)	(1)%
Gross margin
New vehicle:
Luxury	6.4%	6.7%	(30) bps
Import	3.5%	4.4%	(90) bps
Domestic	4.6%	4.5%	10 bps
Total new vehicle	4.7%	5.2%	(50) bps
Used vehicle retail	7.6%	8.1%	(50) bps
Parts and service	62.3%	61.9%	40 bps
Total gross profit margin	16.5%	16.3%	20 bps
SG&A metrics
Rent expense	$20.2	$23.0	$(2.8)	(12)%
Total SG&A as a percentage of gross profit	69.7%	69.2%	50 bps
SG&A, excluding rent expense as a percentage of gross profit	67.2%	66.3%	90 bps
Operating metrics
Income from operations as a percentage of revenue	4.5%	4.5%	—
Income from operations as a percentage of gross profit	27.1%	27.4%	(30) bps
Adjusted income from operations as a percentage of revenue	4.5%	4.6%	(10) bps
Adjusted income from operations as a percentage of gross profit	27.3%	28.1%	(80) bps
Revenue mix
New vehicle	54.3%	55.1%
Used vehicle retail	26.0%	25.8%
Used vehicle wholesale	3.2%	3.1%
Parts and service	12.3%	12.0%
Finance and insurance	4.2%	4.0%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	15.5%	17.6%
Used vehicle retail	12.1%	12.7%
Used vehicle wholesale	0.1%	(0.2)%
Parts and service	46.6%	45.6%
Finance and insurance	25.7%	24.3%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2017	2016
Revenue
New vehicle:
Luxury	$852.3	$889.9	$(37.6)	(4)%
Import	1,186.8	1,154.7	32.1	3%
Domestic	487.2	524.1	(36.9)	(7)%
Total new vehicle	2,526.3	2,568.7	(42.4)	(2)%
Used Vehicle:
Retail	1,200.9	1,170.5	30.4	3%
Wholesale	144.8	145.2	(0.4)	—%
Total used vehicle	1,345.7	1,315.7	30.0	2%
Parts and service	579.6	556.1	23.5	4%
Finance and insurance	196.2	182.5	13.7	8%
Total revenue	$4,647.8	$4,623.0	$24.8	1%

Gross profit
New vehicle:
Luxury	$54.8	$59.9	$(5.1)	(9)%
Import	42.5	51.3	(8.8)	(17)%
Domestic	21.6	23.8	(2.2)	(9)%
Total new vehicle	118.9	135.0	(16.1)	(12)%
Used Vehicle:
Retail	90.0	94.7	(4.7)	(5)%
Wholesale	1.2	(1.4)	2.6	NM
Total used vehicle	91.2	93.3	(2.1)	(2)%
Parts and service:
Customer pay	199.9	192.4	7.5	4%
Warranty	60.8	52.5	8.3	16%
Wholesale parts	15.6	14.5	1.1	8%
Parts and service, excluding reconditioning and preparation	276.3	259.4	16.9	7%
Reconditioning and preparation	84.1	85.6	(1.5)	(2)%
Total parts and service	360.4	345.0	15.4	4%
Finance and insurance	196.2	182.5	13.7	8%
Total gross profit	$766.7	$755.8	$10.9	1%

SG&A expense	$533.2	$521.0	$12.2	2%
SG&A expense as a percentage of gross profit	69.5%	68.9%	60 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2017	2016
Unit sales
New vehicle:
Luxury	16,117	17,102	(985)	(6)%
Import	42,891	42,049	842	2%
Domestic	12,677	14,256	(1,579)	(11)%
Total new vehicle	71,685	73,407	(1,722)	(2)%
Used vehicle retail	56,623	54,674	1,949	4%
Used to new ratio	79.0%	74.5%	450 bps

Average selling price
New vehicle	$35,242	$34,993	$249	1%
Used vehicle retail	21,209	21,409	(200)	(1)%

Average gross profit per unit
New vehicle:
Luxury	$3,400	$3,503	$(103)	(3)%
Import	991	1,220	(229)	(19)%
Domestic	1,704	1,669	35	2%
Total new vehicle	1,659	1,839	(180)	(10)%
Used vehicle retail	1,589	1,732	(143)	(8)%
Finance and insurance, net	1,529	1,425	104	7%
Front end yield (1)	3,157	3,218	(61)	(2)%

Gross margin
New vehicle:
Luxury	6.4%	6.7%	(30) bps
Import	3.6%	4.4%	(80) bps
Domestic	4.4%	4.5%	(10) bps
Total new vehicle	4.7%	5.3%	(60) bps
Used vehicle retail	7.5%	8.1%	(60) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.7%	46.6%	110 bps
Parts and service, including reconditioning and preparation	62.2%	62.0%	20 bps
Total gross profit margin	16.5%	16.3%	20 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	September 30, 2017	December 31, 2016	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$2.8	$3.4	$(0.6)	(18)%
New vehicle inventory	673.7	720.6	(46.9)	(7)%
Used vehicle inventory	128.2	132.7	(4.5)	(3)%
Parts inventory	41.6	41.6	—	—%
Total current assets	1,220.7	1,332.4	(111.7)	(8)%
Floor plan notes payable	688.3	781.8	(93.5)	(12)%
Total current liabilities	980.4	1,104.9	(124.5)	(11)%

CAPITALIZATION:
Long-term debt (including current portion)	$915.7	$926.7	$(11.0)	(1)%
Shareholders' equity	347.3	279.7	67.6	24%
Total	$1,263.0	$1,206.4	$56.6	5%

	September 30, 2017	December 31, 2016
DAYS SUPPLY
New vehicle inventory	72	61
Used vehicle inventory	35	30
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales.

Brand Mix - New Vehicle Revenue by Brand-

	For the Nine Months Ended September 30,
	2017	2016
Luxury:
Mercedes-Benz	7%	7%
Lexus	7%	7%
BMW	5%	6%
Acura	4%	4%
Infiniti	3%	3%
Other luxury	7%	7%
Total luxury	33%	34%
Imports:
Honda	18%	17%
Nissan	12%	11%
Toyota	12%	12%
Other imports	4%	5%
Total imports	46%	45%
Domestic:
Ford	11%	13%
Chevrolet	4%	2%
Dodge	3%	2%
Other domestics	3%	4%
Total domestic	21%	21%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted leverage ratio," "Adjusted income from operations," "Adjusted income from continuing operations," " Adjusted operating margins," and "Adjusted diluted earnings per share ("EPS") from continuing operations." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

The following tables provide reconciliations for our non-GAAP metrics:

	For the Twelve Months Ended
	September 30, 2017	June 30, 2017
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$915.7	$919.4

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Income from operations	$163.7	$165.4

Add:
Depreciation and amortization	31.7	31.5
Income tax expense	97.8	97.8
Swap and other interest expense	55.8	55.9
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$349.0	$350.6

Non-core items - (income) expense:
Legal settlements	$(7.5)	$(7.5)
Real estate-related charges	3.4	5.2
Gain on divestitures	(45.5)	(45.5)
Investment income	(0.8)	(0.8)
Total non-core items	(50.4)	(48.6)

Adjusted EBITDA	$298.6	$302.0

Adjusted leverage ratio	3.1	3.0

	For the Three Months Ended September 30,
	2017	2016
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$69.7	$70.7
Real estate-related charges	—	1.8
Adjusted income from operations	$69.7	$72.5

Adjusted net income:
Net income	$30.7	$32.4

Non-core items - (income) expense:
Real estate-related charges	—	1.8
Income tax (benefit) expense on non-core items above	—	(0.7)
Total non-core items	—	1.1
Adjusted net income	$30.7	$33.5

Adjusted diluted earnings per share (EPS) from operations:
Net income	$1.48	$1.47

Total non-core items	—	0.05
Adjusted diluted EPS from operations	$1.48	$1.52

Weighted average common shares outstanding - diluted	20.8	22.1

	For the Nine Months Ended September 30,
	2017	2016
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$213.6	$217.7
Real estate-related charges	2.9	5.2
Investment income	(0.8)	—
Legal settlements	(0.9)	—
Adjusted income from operations	$214.8	$222.9

Adjusted net income:
Net income	$96.6	$100.1

Non-core items - (income) expense:
Real estate-related charges	2.9	5.2
Investment income	(0.8)	—
Legal settlements	(0.9)	—
Income tax (benefit) expense on non-core items above	(0.5)	(2.0)
Total non-core items	0.7	3.2
Adjusted net income	$97.3	$103.3

Adjusted diluted earnings per share (EPS) from operations:
Net income	$4.60	$4.37

Total non-core items	0.03	0.14
Adjusted diluted EPS from operations	$4.63	$4.51

Weighted average common shares outstanding - diluted	21.0	22.9